UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2018

Bellicum Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36783	20-1450200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2130 W. Holcombe Blvd., Ste. 800 Houston, TX		77030
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 832-384-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 20, 2018, upon recommendation of the Nominating and Governance Committee of the Board of Directors (the “Board”) of Bellicum Pharmaceuticals, Inc. (the “Company”), the Board approved an increase in the size of the Board to eight (8) members and appointed Edmund P. Harrigan, M.D. as a Class II director to fill the vacancy created by such increase, to serve in such capacity until the Company’s 2019 annual meeting of stockholders.

Dr. Harrigan will receive compensation for his service as a director in accordance with the Company’s Non-Employee Director Compensation Policy (the “Compensation Policy”). The Compensation Policy provides for annual cash compensation of $35,000 for service on the Board, payable in equal quarterly installments, and prorated based on days served in the applicable fiscal year. Pursuant to the Compensation Policy, on February 20, 2018, Dr. Harrigan was granted a stock option to purchase 20,000 shares of the Company’s common stock, which will vest in equal monthly installments over a three year period, and a separate stock option to purchase 3,166 shares of the Company’s common stock, which will vest in equal monthly installments until the date of the Company’s 2018 annual meeting of stockholders. The Company also entered into an indemnification agreement with Dr. Harrigan.

There is no arrangement or understanding between Dr. Harrigan and any other person pursuant to which Dr. Harrigan was appointed as a director. There are no transactions between the Company and Dr. Harrigan that would require disclosure under Item 404(a) of Regulation S-K.

On February 21, 2018, the Company issued a press release announcing Dr. Harrigan’s appointment. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated February 21, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bellicum Pharmaceuticals, Inc.

Dated: February 23, 2018	By:	/s/ Alan A. Musso
Alan A. Musso
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated February 21, 2018.